

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from the condensed balance sheet of William Greenberg Jr. Desserts and Cafes, Inc. as at
September 30, 1996 and the related condensed statement of operations for the nine months ended September 30, 1996 and 1995 on Form 10-QSB and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   SEP-30-1996
<CASH>                                         365,494
<SECURITIES>                                   0
<RECEIVABLES>                                  156,769
<ALLOWANCES>                                   (18,500)
<INVENTORY>                                    157,275
<CURRENT-ASSETS>                               804,160
<PP&E>                                         1,891,762
<DEPRECIATION>                                 (158,727)
<TOTAL-ASSETS>                                 3,737,680
<CURRENT-LIABILITIES>                          802,700
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       2,560
<OTHER-SE>                                     2,872,167
<TOTAL-LIABILITY-AND-EQUITY>                   3,737,680
<SALES>                                        2,688,886
<TOTAL-REVENUES>                               2,688,886
<CGS>                                          1,969,906
<TOTAL-COSTS>                                  4,530,773
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                (1,805,375)
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            (1,805,375)
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   (1,805,375)
<EPS-PRIMARY>                                  (.66)
<EPS-DILUTED>                                  (.66)


